UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendment of Articles of Incorporations or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 below, at the 2017 Annual Meeting the Stockholders (the “Annual Meeting”) of Boingo Wireless, Inc. (the “Company”) held on June 8, 2017, the Company’s stockholders approved an amendment (the “Certificate Amendment”) to the Company’s Certificate of Incorporation in order to declassify the Company’s board of directors (the “Board”) and provide that directors shall be elected for one-year terms after the expiration of their respective current terms. The Certificate Amendment was previously approved by the Board, subject to stockholder approval, and became effective upon filing with the Delaware Secretary of State on June 9, 2017. Pursuant to the terms of the Amendment, the directors elected at or prior to the Annual Meeting will continue to serve out their three-year terms, but directors elected after the Annual Meeting will be elected to one-year terms. Therefore, beginning with the 2020 annual meeting of stockholders, the entire Board will be elected on an annual basis.

Additionally, the Board previously approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), effective upon the filing of the Certificate Amendment with the Delaware Secretary of State. The amendments consist of conforming changes to reflect the declassification of the Board.

Copies of the Certificate Amendment and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Certificate Amendment and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate Amendment and the Bylaws.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 8, 2017 and the Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”).

At the close of business on April 13, 2017, the record date of the Annual Meeting, the Company had 38,968,925 shares of common stock issued and outstanding. The holders of a total of 35,868,663 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.                     The election of three Class III directors to serve until the Company’s 2020 annual meeting of stockholders.

2.                     The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.                     The amendment to the Company’s Certificate of Incorporation to declassify the Board and provide for the annual election of directors.

4.                     An advisory vote on the Company’s executive compensation.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.              Board of Directors Election Results

The following nominees were elected to serve as Class III directors for a term that will continue until the 2020 annual meeting of stockholders or until their respective successors have been duly elected and qualified.  The number of votes cast for and against and the number of abstentions and broker non-votes for each nominee were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Maury Austin	29,991,253	76,455	565	5,800,390
Chuck Davis	29,889,159	178,549	565	5,800,390
Mike Finley	29,896,720	170,988	565	5,800,390

The following directors, in addition to Messrs. Austin, Davis and Finley, will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Charles Boesenberg, David Cutrer, David Hagan, Terrell Jones, Kathy Misunas and Lance Rosenzweig.

2.              Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstentions
35,833,475	32,219	2,969

3.              Amendment to Certificate of Incorporation to Declassify the Board of Directors

The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal).

Votes For	Votes Against	Abstentions
35,746,320	16,941	105,402

4.              Advisory Vote on Executive Compensation

The Company’s stockholders approved the compensation of the Company’s named executive officers as described in the Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,453,898	12,139,765	474,610	5,800,390

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate Amendment to the Certificate of Incorporation of the Company, dated June 9, 2017.

3.2	Amended and Restated Bylaws of the Company as amended and restated on June 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: June 9, 2017	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Certificate Amendment to the Certificate of Incorporation of the Company, dated June 9, 2017.

3.2	Amended and Restated Bylaws of the Company as amended and restated on June 9, 2017.